UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange
Series A Corporate Units	NIMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Stockholder Meeting held on May 25, 2021, as described in the Company’s Proxy Statement filed on April 19, 2021, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	326,561,804	5,269,941	703,044	21,873,008
Theodore H. Bunting, Jr.	326,566,125	5,264,275	704,389	21,873,008
Eric L. Butler	325,322,977	6,637,242	574,570	21,873,008
Aristides S. Candris	326,227,737	5,716,766	590,286	21,873,008
Wayne S. DeVeydt	329,575,623	2,207,426	751,740	21,873,008
Joseph Hamrock	329,513,030	2,350,682	671,077	21,873,008
Deborah A. Henretta	326,535,052	5,365,450	634,287	21,873,008
Deborah A.P. Hersman	329,903,690	2,044,021	587,078	21,873,008
Michael E. Jesanis	326,352,712	5,501,381	680,696	21,873,008
Kevin T. Kabat	324,659,457	7,203,165	672,167	21,873,008
Carolyn Y. Woo	325,771,994	6,231,628	531,167	21,873,008
Lloyd M. Yates	326,780,688	5,081,652	672,449	21,873,008

Each nominee was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
321,266,524	10,335,921	932,344

There were 21,873,008 broker non-votes as to Proposal 2.

Proposal 2 was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2021. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
348,164,140	5,525,018	718,639

There were no broker non-votes as to Proposal 3.

Proposal 3 was approved.

Proposal 4: Stockholder Proposal Regarding Enhanced Proxy Access. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
87,618,490	243,030,559	1,885,740

There were 21,873,008 broker non-votes as to Proposal 4.

Proposal 4 was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 26, 2021	By:	/s/ Anne-Marie W. D’Angelo
Anne-Marie W. D’Angelo
Executive Vice President, General Counsel and Corporate Secretary